Note 4 - Significant Accounting Policies	12 Months Ended
Dec. 31, 2021
Notes To Financial Statements [Abstract]
Disclosure of significant accounting policies [text block]
4.	Significant accounting policies
4.1	Revenue

Sono Group recognizes revenues primarily from the integration of Sono Motors patented solar technology across other transportation platforms and from the Sono app, which provides an in-app booking and payment system and optional additional insurance. Sono Group expects to recognize revenues also from the sale of the Sion electrical vehicle after the start of production in the second half of 2023.

Sales are recognized when control of the goods and services is transferred to the customer, being generally when the customer gains the ability to direct the use of the goods and services and obtains substantially all of the remaining benefits from them. The amount of revenue recognized equals the amount of consideration the Group expects to receive in exchange for the goods and services. Management has determined that Sono Group acts as a principal in all sales transactions because it has control over the goods and services before transferring control to customers.

A receivable is recognized when the goods and services are delivered or are ready for use as this is the point in time that the consideration is unconditional because only the passage of time is required before payment is due. Goods and services transferred are accounted for as separate performance obligations if they are distinct, i.e., the customer can benefit from the goods or services on its own or together with other resources readily available to the customer and the promise to transfer the good or service is separately identifiable from other promises in the contract. Performance obligations may be satisfied over time or at a point in time. Performance obligations are satisfied over time when the customer simultaneously receives and consumes the benefits resulting from the Group’s performance as the Group performs, when the Group creates or enhances an asset while the customer controls it or when the Group’s performance does not create an asset with an alternative use to the Group and the Group has an enforceable right to payment for performance completed to date. For such performance obligations, the Group recognizes revenue in line with the progress towards complete satisfaction of the performance obligation. As the information required to measure directly and faithfully the output transferred to the customer to date is not readily available but the work required to satisfy the Group’s performance obligations usually has a direct relation to satisfaction progress, progress is measured based on the Group’s input in relation to the total amount of input the Group expects is necessary to fulfill the performance obligation, i.e., on a cost-to-cost basis. Performance obligations that are not satisfied over time are satisfied at a point in time. Such obligations are satisfied when the customer obtains control of the asset or service, i.e., the customer accepts delivery of the integrated asset or in-app services are ready for use by the customer.

Transaction prices do not include any variable amounts or significant financing components. Payment generally is due within 14 days after Sono Group has fulfilled its performance obligation. Regarding the treatment of advance payments from customers, please refer to note 4.8 Advance payments received from customers.

No significant judgement is required to assess the timing of satisfaction of the Group’s performance obligations, the transaction price or the amounts allocated to distinct performance obligations. Obligations regarding returns or warranties do not arise from revenues.

4.2	Grants from government agencies and similar bodies

Sono Group receives grants from government agencies and similar bodies like the European Union for participation in specific research and development projects. The grants are recognized when there is reasonable assurance that the grant will be received, and all grant conditions will be met. If grant funds are received prior to qualifying expenses being incurred or assets purchased, they are deferred and recognized in other liabilities. If the funds reimburse expenses, the liability is amortized into other operating income on a systematic basis over the period in which the Group incurs the corresponding expenses. If the funds reimburse purchased assets, the liability is reduced with a corresponding amount deducted from the asset’s carrying amount upon recording of the qualified asset.

4.3	Financial instruments

Initial recognition

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity. Sono Group initially recognizes financial instruments when it becomes party to the contractual provisions of the instrument. Regular way purchases and sales of financial assets are recognized on settlement date, i.e., the date that an asset is delivered to or by an entity.

Offsetting of financial assets and financial liabilities

Financial assets and liabilities are only offset if offsetting the amounts is legally enforceable at the current time and if there is an actual intention to offset. In general, the Group does not offset financial assets and liabilities and no material offsetting potential exists.

4.3.1Financial assets

Initial measurement

Sono Group’s financial assets include cash and cash equivalents, deposits and other financial receivables. At initial recognition, Sono Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs that are directly attributable to the acquisition of the financial asset.

After the initial measurement, financial assets are subsequently classified into one of the following categories:

●	financial assets at fair value through profit or loss (FVTPL);
●	financial assets at fair value through other comprehensive income (FVOCI, debt instruments);
●	financial assets at fair value through other comprehensive income (FVOCI, equity instruments); and
●	financial assets at amortized cost (AC).

The classification depends on the financial asset’s contractual cash flow characteristics and the business model (‘hold to collect’, ‘hold to collect and sell’ and ‘other’) for managing them. The cash flow characteristics are assessed at an instrument level, whereas the business model is assessed on portfolio level. Under the business model ‘hold to collect’, the Group holds a financial instrument only to collect contractual cash flows. Under the business model ‘hold to collect and sell’, the Group holds a financial instrument both to collect contractual cash flows and to receive economic benefits from selling these instruments. All other debt instruments are held under the business model ‘other’. Debt instruments that are held under the business model ‘hold to collect’, where those contractual terms give rise to cash flows that are solely payments of principal and interest (SPPI) on the outstanding principal amount, are measured at AC. Financial assets that are held under the business model ‘hold to collect and sell’, where the SPPI criterion is met, are measured at FVOCI. All other debt instruments are measured at FVTPL. Additionally, IFRS 9 allows for optional measurement at FVTPL if using the option significantly reduces a measurement or recognition inconsistency (accounting mismatch). Sono Group does not use this option.

Financial assets that are equity instruments are measured at FVTPL, unless the Group exercises the policy choice to recognize changes in fair value through other comprehensive income (FVOCI). The gains and losses from the measurement of equity investments are never recycled to the income statement but instead reclassified to revenue reserves on disposal (no reclassification).

Subsequent measurement

Management has determined that, as of the reporting date, all financial assets are to be measured at amortized cost as the Group only holds debt instruments and these are held within the business model ‘hold to collect’ and have passed the SPPI-test.

Financial assets at amortized cost are subsequently measured using the effective interest rate (EIR) method and are subject to impairment. Gains and losses are recognized in profit or loss (interest and similar income/expense) when the asset is derecognized, modified or impaired. Changes in the loss allowance are recognized in profit or loss (other operating income/impairment losses on financial assets).

Derecognition

A financial asset (or, where applicable, a part of a financial asset or part of a group of similar financial assets) is derecognized when Sono Group no longer has the contractual rights to the asset or the rights to receive cash flows from the asset have expired.

Impairment

IFRS 9 requires recognizing expected credit losses for debt financial assets measured at AC or at FVOCI, lease receivables and contract assets, for which there is no objective evidence of impairment and loss allowances for financial assets that are credit impaired. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that Sono Group expects to receive, discounted at an approximation of the original EIR. The expected cash flows will include cash flows from the sale of collateral held or other credit enhancements that are integral to the contractual terms.

For the calculation of impairment losses, IFRS 9 distinguishes between the general approach and the simplified approach.

Under the general approach, financial assets are allocated to one of three stages. For financial assets not yet credit-impaired at initial recognition, ECLs are provided for credit losses that result from default events that are possible within the next 12 months (12-month ECL, Stage 1). In subsequent measurement, for credit exposures for which there has not been a significant increase in credit risk since initial recognition, 12-month ECL are provided. For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (lifetime ECL, Stage 2). Financial assets with objective evidence of impairment are allocated to Stage 3, for which also lifetime expected credit losses are calculated.

Sono Group applies the general approach unless the simplified approach is required. The simplified approach is required for trade receivables or contract assets resulting from transactions within the scope of IFRS 15 that do not contain a significant financing component. Under the simplified approach, the loss allowance is always measured over the remaining life of the exposure (lifetime ECL, Stage 2). In addition, the simplified approach also requires loss allowances in case an objective indication of default is present (credit-impaired financial assets; Stage 3).

Sono Group generally presumes all financial assets that are 30 days past due to have a significant increase in credit risk and accounts for expected losses over the remaining lifetime of those financial assets. Sono Group presumes a default, based on experience and the business conduct within Sono Group’s line of business, to occur when financial assets are 90 days past due (Stage 3). However, due to the manageable number and respective gross carrying amount of financial assets in Sono Group’s consolidated balance sheet, Sono Group decided to test all financial assets, regardless of their maturity, individually for expected credit loss, using reasonable and supportable historic and forward-looking information.

4.3.2Financial liabilities

Initial measurement

Sono Group’s financial liabilities include lease liabilities, loans from shareholders and private investors, participation rights, and trade and other payables. Regarding lease liabilities, please refer to note 4.6.2 Lease liabilities.

All financial liabilities in the scope of IFRS 9 are initially measured at their fair value minus, in the case of financial liabilities not at fair value through profit or loss (FVTPL), transaction costs that are directly attributable to the issue of the financial liabilities. In case of financial liabilities at FVTPL, transaction costs are directly recognized in profit or loss. After initial measurement, the financial liabilities are subsequently classified as measured either at amortized cost or fair value through profit or loss.

Sono Group analyzes all contracts to determine whether the underlying contracts are debt or equity.

An embedded derivative in a hybrid contract, with a financial liability or non-financial host, is separated from the host and accounted for as a separate derivative if: the economic characteristics and risks are not closely related to the host; a separate instrument with the same terms as the embedded derivative would meet the definition of a derivative; and the hybrid contract is not measured at fair value through profit or loss. Reassessment of the bifurcation requirement only occurs if there is a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required. Bifurcated embedded derivatives are measured at fair value with changes in fair value recognized in profit or loss. Additionally, IFRS 9 allows for an optional classification of a financial liability measured at FVTPL if a contract contains one or more embedded derivatives, unless the embedded derivative(s) do(es) not significantly modify the contractual cash flows or it is clear with little or no analysis at the time of the contract’s first recognition that a separation of the embedded derivatives is prohibited. Sono Group exercised this option in 2020 for mandatory convertible notes.

Subsequent measurement

The measurement of financial liabilities of Sono Group depends on their classification as follows:

1.	Financial liabilities at FVTPL: As of December 31, 2021, there are no financial liabilities at FVTPL on the balance sheet of Sono Group. As of December 31, 2020, this category solely consisted of mandatory convertible loans that contained one or more embedded derivatives and were designated as at fair value through profit or loss in accordance with IFRS 9.4.3.5. by Sono Group. Gains and losses were recognized in profit or loss (interest and similar income/expense) and, where they result from changes in own credit risk, in other comprehensive income.

2.	Financial liabilities measured at amortized cost (FLAC): After initial recognition, these liabilities are measured at amortized cost using the EIR method. Gains and losses are recognized in profit or loss (interest and similar income/expense) when the liabilities are derecognized as well as in case of amortization using the EIR method. Amortization according to the EIR method is included in interest expenses in profit or loss. Amortized cost is calculated by considering any discount or premium on acquisition and fees or costs that are an integral part of the EIR.

Derecognition

A financial liability is derecognized when the obligation under the liability is discharged or canceled or expires. When an existing financial liability is replaced by another one from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference between the carrying amount of a financial liability (or part of a financial liability) extinguished or transferred to another party and the consideration paid, including any non-cash assets transferred or liabilities assumed, is recognized in profit or loss.

4.4Intangible assets

4.4.1Internally generated intangible assets

In accordance with IAS 38, research activities undertaken with the prospect of gaining new scientific or technical knowledge and understanding are expensed as incurred.

Development costs for future series products and other internally generated intangible assets may be capitalized at cost if they are directly attributable to the design and testing of identifiable and unique products controlled by Sono Group and the criteria of IAS 38.57 are met. Capitalized development costs then must include all direct costs that are attributable to the development process.

If the criteria for recognition of assets are not met, the expenses are recognized in profit or loss in the year in which they are incurred.

As of the end of the reporting period as well as in previous years, management has determined that the criteria for capitalization of development costs have not been met. Consequently, all development costs were recognized in profit or loss as incurred.

4.4.2Acquired intangible assets

Acquired intangible assets are initially measured at cost and amortized over their useful life using the straight-line method.

4.4.3Subsequent measurement

Following initial recognition, intangible assets are carried at cost less any accumulated amortization and any accumulated impairment losses. There were no triggering events identified in 2021 and in prior periods that would require an impairment test.

Intangible assets with finite useful lives are amortized over their useful life, generally using the straight-line method. The amortization period and the amortization method for an intangible asset with a finite useful life are reviewed at least annually at each fiscal year end. Changes in the expected useful life or the expected pattern of consumption of future economic benefits are accounted for prospectively. Amortization of an intangible asset is recognized in profit or loss in accordance with the function of the intangible asset.

Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in profit or loss in the period in which the asset is derecognized.

Intangible assets are amortized using the straight line-method over the useful life as displayed in the below table:

	Website	Software
Useful life (years)	3 – 4	1 – 5

4.5Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and impairments. These costs also comprise the costs for replacement parts, which are recognized at the time they are incurred, providing they meet the recognition criteria. All other repair and maintenance costs are expensed as incurred. Depreciation begins when the asset is available for use.

Property, plant and equipment are depreciated using the straight line-method over the useful life as displayed in the below table:

Advance
payments to
technical
	Equipment /	equipment and
	Hardware	machinery
Useful life (years)	3 – 13	—

Impairment losses on property, plant and equipment are recognized in accordance with IAS 36 if the recoverable amount of the respective asset has fallen below the carrying amount. Recoverable amount is the higher of value in use and fair value less costs to sell. If the reasons for impairments recognized in previous years no longer apply, the impairment losses are reversed up to a maximum of the amount that would have been determined if no impairment loss had been recognized.

The recognition of impairment losses requires the prior identification of triggering events. For details on any impairments or reversals of earlier impairments in the reporting period, please refer to note 7.2 Property, plant and equipment.

Property, plant and equipment are derecognized upon disposal or when no further economic benefits are expected from their continued use or sale. The gain or loss on derecognition is determined as the difference between the net disposal proceeds and the carrying amount and recognized in profit or loss in the period in which the item is derecognized.

The residual values of the assets, useful lives and depreciation methods are reviewed at the end of each fiscal year and any changes are accounted for prospectively.

The residual values of the assets are generally considered to be zero.

4.6Leases

Applying IFRS 16, at inception of a contract, Sono Group assesses whether a contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.

4.6.1Right-of-use assets

Sono Group recognizes right-of-use assets at the commencement date of the lease (i.e., the date the underlying asset is available for use). Right-of-use assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. The cost of right-of-use assets includes the amount of lease liabilities recognized, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received as well as any estimated costs to be incurred by the lessee for dismantling and removing the underlying asset. Unless Sono Group is reasonably certain to obtain ownership of the leased asset at the end of the lease term, the recognized right-of-use assets are depreciated on a straight-line basis over the shorter of its estimated useful life, and the lease term. Right-of-use assets are subject to impairment according to IAS 36.

4.6.2Lease liabilities

At the commencement date of the lease, Sono Group recognizes lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include fixed payments (including in-substance fixed payments) less any lease incentives receivable, variable lease payments that depend on an index or a rate, and amounts expected to be paid under residual value guarantees. The lease payments also include the exercise price of a purchase option reasonably certain to be exercised by Sono Group and payments of penalties for terminating a lease, if the lease term reflects Sono Group exercising the option to terminate. The variable lease payments that do not depend on an index or a rate are recognized as expenses in the period in which the event or condition that triggers the payment occurs. To calculate the present value of lease payments, Sono Group uses the incremental borrowing rate at the lease commencement date if the interest rate implicit in the lease is not readily determinable. After the commencement date, the amount of lease liabilities is increased to reflect the accretion of interest and reduced for the lease payments made. In addition, the carrying amount of lease liabilities is remeasured if there is a modification, a change in the lease term, a change in the in-substance fixed lease payments or a change in the assessment of whether an option to purchase the underlying asset will be executed with reasonable certainty.

When the lease liability is remeasured, a corresponding adjustment is made to the carrying amount for the right-of-use asset or is recorded in profit or loss if the carrying amount of the right-of-use asset has been reduced to zero.

4.6.3Short-term leases and leases of low-value assets

Sono Group applies the short-term lease recognition exemption to its short-term leases of buildings and cars (i.e., leases that have a lease term of twelve months or less from the commencement date and do not contain a purchase option). It also applies the lease of low-value assets recognition exemption to leases of office equipment that are considered of low value. Lease payments on short-term leases (contracts with a term of twelve months or less) and leases of low-value assets (Sono Group threshold of fair value of leased asset < kEUR 5) are recognized as expense on a straight-line basis over the lease term.

4.7Cash and cash equivalents

Cash and cash equivalents include PayPal accounts to the extent that these can be disposed of at short notice (regular rolling reserve), bank balances and money in transit with an original maturity of three months or less. Cash and cash equivalents are measured at amortized cost and are subject to the impairment requirements of IFRS 9.

4.8Advance payments received from customers

Advance payments received from customers are recognized at the time the cash is collected by Sono Group. As Sono Group will begin delivering its Sion electrical vehicles to customers after the start of production, which is currently expected in the second half of 2023, all advance payments are shown as noncurrent, even though some customers may be able to cancel their contract (depending on the general terms in some cases cancellation is possible within the next 12 months) and demand the money back. Due to an original term of the advance payments which is more than 12 months, the advance payments include a significant financing component. The compounding effect is recognized in interest expense and increases the advance payments received from customers. Sales revenues from advance payments received from customers will be recognized at the time of delivery of the car.

4.9Provisions

Provisions for bonus and settlement payments or any other obligations are recognized when the group has a present legal or constructive obligation as a result of past events, if it is probable that an outflow of resources will be required to settle the obligation, and if the amount can be reliably estimated. Provisions are not recognized for future operations. Moreover, provisions are recognized when Sono Group determines that it has a contract in which the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received under it (onerous contract).

Provisions are measured at the present value of management’s best estimate of the expenditure required to settle the present obligation at the end of the reporting period. Provisions for onerous contracts are measured at the present obligation under the contract, i.e., the lower of the cost of fulfilling the contract and any compensations or penalties arising from failure to fulfill it. Provisions are discounted when the time value of money is material. As of December 31, 2021, and 2020, there were no discounted provisions.

4.10	Taxes

4.10.1Current tax assets and liabilities

Current tax assets and liabilities are measured at the amount expected to be recovered from or paid to the taxation authorities based on the tax rates and tax laws that are enacted or substantively enacted at the end of the reporting period.

4.10.2Deferred taxes

Deferred tax is recognized using the liability method on temporary differences as of the end of the reporting period between the carrying amounts of assets and liabilities and their tax bases.

Deferred tax liabilities are recognized for all taxable temporary differences. The only exception is if the deferred income tax arises from initial recognition of an asset or liability in a transaction other than a business combination which, at the time of the transaction, affects neither accounting profit or loss nor taxable profit or loss.

Deferred tax assets are recognized for deductible temporary differences and to the extent that it is probable that future taxable income will allow the deferred tax asset to be realized. Deferred tax liabilities are recognized for all taxable temporary differences associated with investments in subsidiaries and associates, except where the Group is able to control the reversal of the temporary differences and it is probable that the temporary difference will not reverse in the foreseeable future. However, to the extent that taxable income exceeds an amount of kEUR 1,000, only up to 60% of such income may be offset against tax losses carried forward. The remaining 40% of the taxable income is subject to corporate income and trade tax under the so-called minimum taxation rules. Taxable income for corporate income tax and trade tax purposes of up to an amount of kEUR 1,000 could fully be offset against tax losses carried forward.

Deferred tax assets and deferred tax liabilities are measured at the tax rates that are expected to apply in the year when the asset is realized, or the liability is settled based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period. Deferred tax assets may only be recognized up to the amount of the deferred tax liabilities as it is not sufficiently probable that future taxable profit will be available against which they can be utilized.

If transactions and other events are recognized directly in equity, any related taxes on income are also recognized directly in equity. As transaction costs are recognized in the capital reserve, corresponding (deferred) tax effects are recognized partly due to the loss situation of Sono Group and the fact that deferred taxes for losses carried forward were partly recognized at the level of Sono N.V.

Deferred tax assets and deferred tax liabilities are offset if there is a legally enforceable right to offset current tax assets and current tax liabilities and these relate to income taxes levied by the same tax jurisdiction.

4.10.3Tax losses carried forward

Based on management’s estimation, a deferred tax asset is recognized for the tax losses carried forward to the extent that it is probable that future taxable profit will be available against which the unused tax losses and unused tax credits can be utilized. Only up to 60% of the Group’s annual taxable income, to the extent such taxable income exceeds kEUR 1,000, may be offset against tax loss carry forwards. The remaining 40% of the taxable income is subject to corporate income and trade tax under the so-called minimum taxation rules. Annual taxable income for corporate income tax and trade tax purposes of up to kEUR 1,000 could fully be offset against tax losses carried forward. For further information regarding the tax losses carried forward see note 4.13.6 Recoverability of deferred tax assets in relation to loss carryforwards.

4.11	Share-based payment

Share-based payment transaction include:

a)	equity-settled share-based payment transactions,
b)	cash-settled share-based payment transactions, and
c)	transactions in which the entity receives or acquires goods or services and the terms of the arrangement provide either the entity or the supplier of those goods or services with a choice of whether the entity settles the transaction in cash (or other assets) or by issuing equity instruments and are accounted for in accordance with IFRS 2.

4.11.1Equity-settled

For equity-settled share-based payment transactions, on grant date, Sono Group initially measures the fair value of the received services by reference to the fair value of the equity instruments granted. Sono Group recognizes the fair value of the goods or services as expenses and a corresponding increase in equity when the services are received.

Vesting conditions, other than market conditions, are not considered when estimating the fair value of the equity instruments at the measurement date. Instead, vesting conditions, other than market conditions, are considered by adjusting the number of equity instruments included in the measurement of the transaction amount. Non-vesting conditions are considered when estimating the fair value of the equity instruments granted.

If Sono Group and the supplier of services did not agree on service conditions and the supplier of services is unconditionally entitled to the equity instruments, Sono Group presumes that the services have been received on grant date and recognizes the services received in full, with a corresponding increase in equity. If Sono Group and the supplier of services did agree on service conditions, the Group accounts for the services as they are rendered by the supplier during the vesting period, with a corresponding increase in equity.

4.11.2Choice of settlement (Sono Group)

For transactions in which the terms of the arrangement provide Sono Group with a choice of settlement, Sono Group determines whether it has a present obligation to settle in cash. Sono would have an obligation to settle in cash if the choice of settlement in equity instruments has no commercial substance, or Sono Group had a past practice or a stated policy of settling in cash, or generally settles in cash whenever the counterparty asks for cash settlement. Management determined that Sono Group does not have an obligation to settle in cash and therefore accounts for the transactions in which the terms of the arrangement provide Sono Group with a choice of settlement with the requirements applying to equity-settled share-based payment transactions. We refer to note 4.11.1 Equity-settled.

Upon settlement:

a)	if Sono Group elects to settle in cash, the cash payment is accounted for as the repurchase of an equity interest, i. e. as a deduction from equity,
b)	if Sono Group elects to settle by issuing equity instruments, no further accounting is required and
c)	if Sono Group elects the settlement alternative with the higher fair value, as at the date of settlement, Sono Group recognizes an additional expense for the excess value given, i. e. the difference between the cash paid and the fair value of the equity instruments that would otherwise have been issued, or the difference between the fair value of the equity instruments issued and the amount of cash that would otherwise have been paid, whichever is applicable.

For further details, please refer to note 9.3. Remuneration based on shares (share-based payment).

4.12	Foreign currency translation

For each entity, the Group determines the functional currency and items included in the financial statements of each entity are measured using that functional currency. Foreign currency transactions are initially translated at the spot rate applicable between the functional currency and the foreign currency on the date of the transaction. Monetary assets and liabilities in foreign currencies are translated to the functional currency using the prevailing rate at the reporting date. Foreign currency exchange differences are recognized in profit or loss.

4.13 Significant accounting judgments, estimates and assumptions

The preparation of consolidated financial statements in accordance with IFRS requires management to make judgments, estimates and assumptions that affect the reported amounts in the financial statements. Management continually evaluates its judgments and estimates in relation to assets, liabilities, contingent liabilities, and expenses. Management bases its judgments and estimates on historical experience and on other various factors it believes to be reasonable under the circumstances, the result of which forms the basis of the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions and conditions and may materially affect the financial results or the financial position reported in future periods.

In the process of applying the accounting policies, management has made the following judgments, which have the most significant effect on the amounts recognized in the consolidated financial statements.

4.13.1Going concern

Management assessed Sono Group’s ability to continue as a going concern, evaluating whether there are conditions and events, considered in the aggregate, that raise substantial doubt about its ability to continue as a going concern using all information available about the future, focusing on the twelve-month period following the issuance date of the consolidated financial statements.

Historically, Sono Group has financed its operations primarily through capital raises and loans from shareholders and private investors (including its IPO in November 2021) as well as through advance payments received from customers. Since inception Sono Group has incurred recurring losses and negative cash flows from operations, including accumulated net losses of kEUR 147,081 as of December 31, 2021 and expects to continue to generate operating losses and negative cash flows from operations for the foreseeable future.

In November 2021, Sono Group received net proceeds from their IPO in the amount of kEUR 142,334. At that time, Sono Management planned and disclosed that the proceeds were to be used to finalize the development of the prototype SVC3 and to maintain liquidity of the Company until May 2023 (including a reserve of mEUR 41 related to the potential repayment of the customer prepayments at any time). Management also began to increase headcount and proceeded with additional development and production activities for the car and solar technology, which increased the rate at which available cash is being expended. With the change of contract manufacturer (see note 9.7 Subsequent events), the planned start of series production had to be postponed from the first half of 2023 to the second half of 2023 and the cost estimates for pre-production activities had to be increased. These changes to the initial plan put increased pressure on the financing of development and operations and will require additional funding to be received in the short term.

Sono Group’s financing plan shows substantial financing needs, including increased needs due to a change in its contract manufacturer (see note 9.7 Subsequent events), planned cost increases, additional technical and regulatory requirements, and changes in suppliers in addition to the current economic environment of increasing prices, resulting in significantly higher financing requirements needed to reach the start of serial production in the second half of 2023. Based on numerous risks and uncertainties, Sono Group cannot predict with certainty the total costs to be incurred prior to the commencement of production.

Sono Group’s forecasted cash required to fund investments and operations (excluding future financing plans and counter measures to be taken by management) indicates that the Group does not currently have sufficient funds to fund its operations through the twelve-month period from the issuance date of these financial statements. Consequently, the Group’s ability to continue as a going concern is largely dependent on its ability to raise additional funds in the near future through debt or equity transactions, additional advance payments, or other means, to finance investments and operations and ultimately, to achieve serial production of the Sion. In this regard, management plans to seek to raise additional capital of at least mEUR 200 in 2022 through the issuance of new shares in public offerings and/or through equity facility transactions with financial institutions currently offered to Sono Group (and, based on current expectations, would also expect to raise additional capital at a future date prior to commencement of production). In addition, the Group is exploring alternative methods of obtaining financing, including applying for subsidies and grants.

There is no certainty that Sono Group will be successful in obtaining sufficient funding through additional public offerings of equity. If Sono Group is unable to obtain additional funding from public offerings, management would consider entering into equity facilities with a financial institution; however, the ability of the Sono Group to raise necessary funds through these or any other means is subject to uncertainty and is not assured. If the Group is unsuccessful in raising the planned capital through equity facilities, Sono Group’s management will be forced, and is committed, to substantial cost-cutting measures in order to maintain minimum liquidity of the Company within the twelve-month period from the issuance date of these financial statements. Risks and uncertainties related to the supply chain, cost development, technical challenges (e.g. homologation certification), the ongoing corona pandemic and the war in Ukraine may also negatively affect the Group’s business, liquidity and financial position going forward (see note 8.1.3 Liquidity risk).

As discussed above, Sono Group will need to raise substantial additional capital to finance its future operations, which is not assured, and has consequently concluded that there is substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

4.13.2Remuneration based on shares (share-based payment)

For equity-settled share-based payment transactions (see note 4.11 Share-based payment), on grant date, Sono Group initially measures the fair value of the received services by reference to the fair value of the equity instruments granted. The fair value measurement of the share options for the equity-settled share-based transactions requires assumptions about the input data for using Black-Scholes Model. The expected life of the share options is based on current expectations and is not necessarily indicative of exercise patterns that may occur. The expected volatility was based on an evaluation of historical volatilities of comparable listed peer group companies. The expected volatility reflects the assumption that the historical volatility over a period similar to the life of the options is indicative of future trends, which may not necessarily be the actual outcome. For further details about the input factors used see note 9.3 Remuneration based on shares (share-based payment).

4.13.3Corona pandemic

In 2020, COVID-19 caused a global pandemic. At the end of 2021, the pandemic was still present. In response to this pandemic, governments as well as private organizations implemented numerous measures seeking to contain the virus. These measures disrupted the manufacturing, delivery and overall supply chain of vehicle manufacturers and suppliers and led to a global decrease in vehicle sales. These measures have also led to a trend to work-from-home, which could result in a lower demand for cars in the future and negatively impact the Group’s sales and marketing activities. The pandemic may also affect the interest of Sono Group’s customers in their car-sharing and ride-pooling networks. Sono Motors cannot yet foresee the full extent of COVID-19’s impact on its business and operations and such impact will depend on future developments of the outbreak, including new information concerning the global severity of and actions taken to contain the outbreak and any future mutations of the virus, which are highly uncertain and unpredictable. The virus could have a material impact on Sono Group’s ability to raise additional liquidity to the extent needed and capital management. Sono Group will continue to monitor the situation and the effects of this development on its liquidity and capital management. At the same time, Sono Group has taken actions to maintain operations and protect employees from infection. Since 2020, COVID-19 has had a slightly negative impact on orders and advance payments received from customers. Based on the most recent available information, COVID-19 might continue to have a negative effect on orders and advance payments received from customers in 2022.

4.13.4Russo-Ukrainian war

In February 2022, the government of Russia invaded Ukraine across a broad front. In response to this aggression, governments around the world have imposed severe sanctions against Russia. These sanctions disrupted the manufacturing, delivery and overall supply chain of vehicle manufacturers and suppliers. We cannot yet foresee the full extent of the sanctions’ impact on our business and operations and such impact will depend on future developments of the war, which is highly uncertain and unpredictable. The war could have a material impact on our results of operations, liquidity, and capital management. We will continue to monitor the situation and the effect of this development on our liquidity and capital management.

4.13.5Sono Points

Sono Motors has carried out several crowdfunding campaigns in which the Sion could be reserved against an advance payment received from customers of various amounts. With the reservation, the customer is entitled to the right to enter a contract for the purchase of the Sion. However, Sono Motors is not obliged to deliver a vehicle to the customer. Instead, the customer can withdraw from the reservation if he or she decides not to conclude the purchase contract or Sono Motors has not offered a purchase contract by the respective date defined by the underlying terms and conditions. In December 2020, a crowdfunding campaign with the aim of raising a predefined target amount was launched. In connection with the campaign, so-called Sono Points were introduced and communicated on December 15, 2020. The three founders, Laurin Hahn, Navina Persteiner and Jona Christians, announced that they would be giving a majority of their profit participation rights (for clarification: the voting rights remain with the founders), amounting to 64.07 % of all profit participation rights (as of December 31, 2019) to a “community pool”, from which the so-called Sono Points would be awarded. The number of Sono Points, through which the participants in the crowdfunding and pre-orders can participate in the community pool, is significantly influenced by the time and amount of the individual deposit. The maximum number of possible Sono Points in total is not limited. In case a Sono Point holder should revoke or withdraw from the reservation or should revoke or withdraw from the purchase contract concluded based on the reservation, the Sono Points will expire.

According to current legal assessments, management concludes that Sono Points do not impact Sono Group as the obligation relates only to the founders.

4.13.6Recoverability of deferred tax assets in relation to loss carryforwards

Management has determined that these tax losses represent start-up losses as a result of establishing Sono Motors’ business. The tax losses can be carried forward indefinitely and have no expiry date. Management does not expect a (proportional) reduction of deductible tax loss carryforwards due to any future corporate restructuring or due to the various capital measures, especially the IPO, in 2021. For further details, please refer to note 1 General information. Management expects that the “hidden reserves clause” can be asserted and that the tax losses can still be carried forward.